Exhibit 10.11




United Air Lines, Inc.
P.0. Box 66100
Chicago, Illinois 60666

Subject:  Letter Agreement No. 6-1162-MDH-077
          Purchase Agreement No. 1663
          [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference is made to Purchase Agreement No. 1663 dated December 18, 1990 (the Purchase Agreement) between The Boeing Company (Boeing), and United Air Lines, Inc. (Buyer), relating to the sale by Boeing and the Purchase by Buyer of thirty-four (34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

This Letter Agreement will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines Inc.
6-1162-MDH-077
Page 2




[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines Inc.
6-1162-MDH-077
Page 3



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY



By /s/ M. O. Hunt
   --------------

Its Attorney in Fact
    ----------------

ACCEPTED AND AGREED TO this

Date: April 6, 1996

UNITED AIR LINES, INC.



By  /s/ Frederic Brace
    ------------------

Its Vice President and Controller
    -----------------------------